                                                                December 9, 1996

Dear Fellow Shareholders:

     It is my pleasure to provide you with the annual report for Heritage Series Trust-Small Cap Stock Fund (the "Fund") for the fiscal year ended October 31, 1996. For this period, your Fund's A shares and C shares returned 33.18% and 32.22%, respectively.(*) For the same period the Russell 2000 index of smaller companies returned only 16.5%.

     As is often true of the stock market in general, and small cap stocks in particular, investment returns last year were quite volatile. For the first half of your Fund's fiscal year, the A and C shares each returned over 31%, while in the second half only very slight incremental returns were realized. Actually, as the table below shows, the second half of the fiscal year provided dramatic evidence of the volatility of the small cap market.

                                    PERIOD                              A SHARE RETURNS(*)
        --------------------------------------------------------------  ------------------
        May 1-May 23                                                          + 7.82%
        May 24-July 16                                                        -15.80%
        July 17-October 2                                                     +16.30%
        October 3-October 31                                                  - 4.10%

     This dissection of the May 1 to October 31 period provides powerful evidence for the argument that investors in the small cap market need patience and a long-term investment horizon to realize the benefits from this market segment.

     Our strategy of allocating your Fund's assets between two separate subadvisers has helped smooth returns for your Fund relative to the market in general. In the two letters that follow, Bert Boksen of Eagle Asset Management, Inc. and Jim Awad of Awad & Associates share their thoughts on the factors that contributed to your Fund's recent performance as well as their outlook for the small cap market going forward. I hope you find their comments instructive as to how your investment portfolio is managed.

     On behalf of all of us at Heritage, thank you for your continuing investment in Heritage Small Cap Stock Fund. If you ever have suggestions for how we could better serve you, please call us at 800-709-3863.

                                            Sincerely,

                                          /s/ Stephen G. Hill
                                          --------------------------------------
                                            Stephen G. Hill
                                            President

     (*) Calculated without the imposition of front-end or contingent deferred sales charges.

                                                                December 9, 1996

Dear Fellow Shareholders:

     Your fund had another good year, providing a return of 33.18%(*) for Class A shares versus an increase of 16.54% for the Russell 2000 Index (an index comprised of smaller capitalization companies).

     Going forward, we expect to make continued progress:

     We believe that U.S. corporations are low-cost producers and technological leaders in value added industries, the economy is growing at a sustainable rate, corporate profits are increasing, inflation remains low, interest rates are stable, valuations are reasonable and demand for financial assets continues to increase.

     Small capitalization issues are particularly attractive:

     This universe of equities, which we call entrepreneurial sector, produces higher returns than the market in general over time; that is the long-term case for these stocks. The intermediate case is that although these stocks have outperformed the market in general during the 1990's, they have made up less than one-half of the underperformance of the 1980's, when this universe was ignored by investors. The short-term case for small cap stocks is that they went down dramatically during the summer and they have not yet recovered to their early highs, in contrast to the Dow Jones Industrial Average and Standard & Poor's 500 Composite Stock Price Index.

     As a result, we expect solid absolute and relative returns for your Fund over the coming year.

     Your Fund is dominated by holdings in what we consider high quality, growing companies with good balance sheets and high insider stock ownership. These are characteristics that should positively withstand the test of time.

     The Fund has a substantial position in the data processing area, as technological innovation and efforts to improve productivity should, in our opinion, help this sector in both the industrial and consumer segments of the economy. We also have substantial positions in the medical equipment and supply area. This industry could benefit from the aging of society and from the need to deliver good health care at effective prices.

     Our exposure to publishing is central to the information age and the fact that publishing companies are benefiting substantially from the increasing demand for information in our society. Increased exposure to the oil and gas industry is a result of an improved supply/demand equation in that economic sector.

     A position was initiated in Alternative Living Services. We are optimistic about the alternative living industry, which should benefit from the aging of our society. Alternative Living Services is one of the companies in our arsenal which should help the fund to participate in the growth in this area.

---------------

(*) Calculated without the imposition of front-end or contingent deferred sales charges.

     We upgraded our energy exposure by initiating positions in Comstock Resources, Midcoast Energy Resources and Vintage Petroleum. We also added positions in the medical information area by purchasing Dynamic Healthcare and LanVision.

     Profits were taken in Kellstrom and Transport Holdings. Positions were eliminated in Smithfield Foods, Regency Health Services, Sirena Apparel Group and Circon Corp due to unexciting intermediate term prospects.

     We look forward to serving you for years to come.

                                          Sincerely,

                                        /s/ James D. Awad
                                        ----------------------------------------
                                          James D. Awad
                                          Chairman
                                          Awad & Associates

                                                                December 9, 1996

Dear Fellow Shareholders:

     Fiscal 1996 was a year of both strong absolute and relative performance for our Fund. Results benefited from several investments in the oil service sector, a number of takeovers as well as several special situations.

     As referenced in last year's letter, in the fall of 1996 we purchased several energy stocks including, Marine Drilling, Camco International, Veritas DGC and Seacor Holdings. Largely reflecting strength in the energy sector, all of these positions were big winners.

     Takeovers also contributed strongly as CCH Inc. was acquired early in the fiscal year, with Red Lion Hotels acquired later in fiscal 1996. Subsequent to the Fund's year end, Eckerd Corp. and PHH Corp. both received takeover offers, which led to substantial appreciation.

     Special situations also contributed strongly to performance, as Ampex Corp., Genesco Inc. and Strayer Education all rose sharply.

     Situations that did not work out as hoped and detracted from performance included Boca Research, Wackenhut Corp., Imco Recycling, and RMH Teleservices.

     Currently Eagle's portion of the Fund is well diversified with the heaviest industry concentration being energy, which is less than 15% of Eagle's positions. Although I feel that the business outlook for energy companies is excellent, given the rapid appreciation of the stocks, coupled with their historic cyclicality, it is my current intention to begin modestly trimming such holdings.

     The ten largest holdings in our portion of the Fund at the end of November were Veritas DGC, Ampex Corp, Strayer Education, Computer Products, Eckerd, Genesco, Houghton Mifflin, Legg Mason, Lennar Corp. and Camco International.

     Although your Fund has experienced both good relative and absolute performance in 1996, Fund performance peaked in May, consistent with the performance of the Russell 2000. As the widely followed Dow Jones and S&P 500 Indices make new highs, the Russell 2000 is still about 3% below its May 1996 peak. As of the date of this letter, for 1996, the Russell 2000 is up about 13%, compared with 25% for the S&P 500. While over the short term this can prove frustrating, relative valuations for many small capitalization companies appear attractive, and if the strength in the market broadens, as we hope, small capitalization stocks could outperform their larger brethren in 1997.

     Although there will be inevitable bumps along the road, as 1996 draws to a close, I feel good about how the portfolio is positioned. Our companies appear to have strong prospects for growth, while selling at attractive valuations.

                                          Sincerely,

                                          /s/ Bert Boksen
                                          --------------------------------------
                                          Bert Boksen
                                          Senior Vice President
                                          Eagle Asset Management, Inc.

                         GROWTH OF A $10,000 INVESTMENT
SINCE INCEPTION OF HERITAGE SERIES TRUST -- SMALL CAP STOCK FUND CLASS A SHARES
                                 ON MAY 7, 1993

               Small Cap         Russell
               ---------         -------
5/7/93**        $ 9,525          $10,000
     a          $ 9,512          $10,390
  1993          $10,378          $11,431
     b          $10,938          $11,794
     c          $10,631          $11,199
     d          $10,145          $10,875
  1994          $10,798          $11,396
     e          $10,817          $11,086
     f          $11,427          $12,006
     g          $13,116          $13,586
  1995          $13,386          $13,485
     h          $14,917          $14,406
     i          $17,605          $15,969
     j          $16,339          $14,527
  1996          $17,827          $15,725

                         GROWTH OF A $10,000 INVESTMENT
  SINCE THE INITIAL OFFERING INCEPTION OF HERITAGE SERIES TRUST -- SMALL CAP
                          STOCK FUND CLASS C SHARES
                                ON APRIL 3, 1995

               Small Cap         Russell
               ---------         -------
4/3/1995***     $10,000          $10,000
04/30/95        $10,268          $10,222
07/31/95        $11,729          $11,567
10/31/95        $11,991          $11,481
01/31/96        $13,340          $12,265
04/30/96        $15,721          $13,596
07/31/96        $14,551          $12,368
10/31/96        $15,854          $13,388

(*) Average annual total returns for Heritage Series Trust-Small Stock Fund Class A Shares and Class C Shares are calculated in conformance with item 22 of Form N-1A, which assumes the reinvestment of dividends, a sales load of 4.75% for Class A Shares and a contingent deferred sales load (CDSL) of 1% for Class C Shares on redemptions made within one year of purchase.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                                                           MARKET
      SHARES                                                                                                VALUE
------------------                                                                                       -----------
COMMON STOCKS--94.5%(A)
   BANKING--4.6%
            62,500  Bank Plus Corporation*.............................................................      703,125
            45,000  BankUnited Financial Corporation, Class "A"*.......................................      410,625
            10,000  Dime Bancorp, Inc.*................................................................      148,750
            78,400  First Financial Caribbean Corporation..............................................    2,018,800
            37,000  FNB Rochester Corporation*.........................................................      430,125
            24,500  IBS Financial Corporation..........................................................      392,000
            25,000  ITLA Capital Corporation*..........................................................      362,500
             5,000  SIS Bancorp, Inc.*.................................................................      117,500
            23,000  Summit Bancorp.....................................................................      940,125
                                                                                                         -----------
                                                                                                           5,523,550
                                                                                                         -----------
   BUILDING--1.4%
            75,000  Lennar Corporation.................................................................    1,668,750
                                                                                                         -----------
   CHEMICALS--0.7%
            30,000  Mississippi Chemical Corporation...................................................      753,750
            10,000  Planet Polymer Technology, Inc.*...................................................       75,000
                                                                                                         -----------
                                                                                                             828,750
                                                                                                         -----------
   DATA PROCESSING--10.2%
            26,376  BancTec, Inc.*.....................................................................      537,412
            35,000  Byron Preiss Multimedia Company, Inc.*.............................................      120,313
            67,500  Comdisco, Inc......................................................................    2,016,563
           150,000  Dynamic Healthcare Technologies, Inc.*.............................................      750,000
           141,705  Greentree Software, Inc.*..........................................................      106,279
            85,000  LanVision Systems, Inc.*...........................................................      733,125
            79,500  National Data Corporation..........................................................    3,269,438
           101,000  Norand Corporation*................................................................    1,919,000
            41,800  Ovid Technologies, Inc.*...........................................................      391,875
           154,875  Printronix, Inc.*..................................................................    1,916,578
            10,000  Shared Medical Systems Corporation.................................................      482,500
                                                                                                         -----------
                                                                                                          12,243,079
                                                                                                         -----------
   EDUCATION--5.4%
            68,475  Handex Corporation*................................................................      718,988
           225,000  National Education Corporation*....................................................    3,656,250
           110,000  Strayer Education, Inc.*...........................................................    2,117,500
                                                                                                         -----------
                                                                                                           6,492,738
                                                                                                         -----------
   ELECTRONICS/ELECTRIC--6.1%
           270,000  Ampex Corporation, Class "A"*......................................................    1,822,500
           120,000  Computer Products, Inc.*...........................................................    2,370,000
            65,000  Eltron International, Inc.*........................................................    2,299,375
             7,000  ThermoQuest Corporation*...........................................................       91,875
            50,000  Trident International, Inc.*.......................................................      837,500
                                                                                                         -----------
                                                                                                           7,421,250
                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                           MARKET
      SHARES                                                                                                VALUE
------------------                                                                                       -----------
   FINANCE--1.4%
           225,000  Cash America International, Inc....................................................    1,631,250
                                                                                                         -----------
   FOOD SERVING--0.5%
            50,000  Apple South, Inc...................................................................      587,500
                                                                                                         -----------
   HEALTH CARE CENTERS--4.3%
            73,000  Alternative Living Services, Inc.*.................................................    1,049,375
            27,500  Assisted Living Concepts, Inc.*....................................................      446,875
            14,300  Bergen Brunswig Corporation, Class "A".............................................      448,663
            25,200  Horizon Mental Health Management, Inc.*............................................      674,100
            78,000  Kapson Senior Quarters Corporation*................................................      614,250
            40,000  Sterling House Corporation*........................................................      505,000
            50,000  Vencor, Inc.*......................................................................    1,481,250
                                                                                                         -----------
                                                                                                           5,219,513
                                                                                                         -----------
   HOME FURNISHINGS--2.5%
            50,000  Ethan Allen Interiors, Inc.........................................................    1,787,500
            40,000  Falcon Products, Inc...............................................................      565,000
            50,000  Furniture Brands International, Inc.*..............................................      668,750
                                                                                                         -----------
                                                                                                           3,021,250
                                                                                                         -----------
   HOTELS/MOTELS/INNS--1.7%
            70,000  Red Lion Hotels, Inc.*.............................................................    2,100,000
                                                                                                         -----------
   INSURANCE--1.0%
            81,600  Gryphon Holdings, Inc.*............................................................    1,152,600
                                                                                                         -----------
   LEATHER/SHOES--1.8%
           240,000  Genesco Inc.*......................................................................    2,160,000
                                                                                                         -----------
   LEISURE/AMUSEMENT--2.3%
            43,000  K2, Inc............................................................................      989,000
            65,000  Rio Hotel & Casino Inc.*...........................................................      942,500
            50,000  Sodak Gaming, Inc.*................................................................      906,250
                                                                                                         -----------
                                                                                                           2,837,750
                                                                                                         -----------
   MACHINERY--1.1%
            40,000  Computational Systems, Inc.*.......................................................      640,000
            42,000  Gradall Industries, Inc.*..........................................................      456,750
            10,000  Middleby Corporation*..............................................................       52,500
            12,000  Thermo Fibertek, Inc.*.............................................................      126,000
                                                                                                         -----------
                                                                                                           1,275,250
                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                           MARKET
      SHARES                                                                                                VALUE
------------------                                                                                       -----------
   MANUFACTURING/DISTRIBUTIONS--1.3%
            69,800  Peak Technologies Group, Inc.*.....................................................      820,150
            27,000  Thermo Optek Corporation*..........................................................      324,000
            13,800  Thermo TerraTech, Inc.*............................................................      143,175
            25,000  ThermoSpectra Corporation*.........................................................      328,125
                                                                                                         -----------
                                                                                                           1,615,450
                                                                                                         -----------
   MEDICAL EQUIPMENT/SUPPLY--6.0%
           285,000  Angeion Corporation*...............................................................    1,211,250
           123,456  Angiosonics, Inc., Series "K"(c)(d)(e).............................................      100,000
           140,000  ATS Medical, Inc.*.................................................................      980,000
           113,333  Cooper Companies, Inc..............................................................    1,629,162
            50,000  Cypress Bioscience, Inc.*(d).......................................................       90,000
            90,000  Sano Corporation*..................................................................    1,552,500
            44,444  SurVivaLink Corporation*(d)........................................................      200,000
            33,600  Thermedics, Inc.*..................................................................      697,200
            24,000  Thermo Cardiosystems, Inc..........................................................      762,000
                                                                                                         -----------
                                                                                                           7,222,112
                                                                                                         -----------
   METAL--1.3%
           100,000  Material Sciences Corporation*.....................................................    1,525,000
                                                                                                         -----------
   OIL & GAS--8.6%
            50,000  Camco International, Inc...........................................................    1,937,500
           400,000  Chaparral Resources, Inc.*.........................................................      450,000
            15,000  Comstock Resources, Inc.*..........................................................      193,125
           100,000  Gulf Canada Resources, Ltd.*.......................................................      687,500
           130,000  Marine Drilling Company, Inc.*.....................................................    1,803,750
            40,000  Midcoast Energy Resources, Inc.....................................................      400,000
           100,000  Santa Fe Energy Resources, Inc.*...................................................    1,425,000
            15,000  Seacor Holdings, Inc.*.............................................................      810,000
           130,000  Veritas DGC, Inc.*.................................................................    2,665,000
                                                                                                         -----------
                                                                                                          10,371,875
                                                                                                         -----------
   PHARMACEUTICAL--2.5%
            35,000  EntreMed, Inc.*....................................................................      533,750
           120,000  NABI, Inc.*........................................................................    1,110,000
            60,000  Protein Design Labs, Inc.*.........................................................    1,425,000
                                                                                                         -----------
                                                                                                           3,068,750
                                                                                                         -----------
   POLLUTION CONTROL--6.9%
           240,000  Envirosource Inc.*.................................................................      735,000
           120,000  IMCO Recycling, Inc................................................................    1,920,000
           250,000  Philip Environmental, Inc.*........................................................    2,593,750
            85,000  Superior Services, Inc.*...........................................................    1,466,250
            70,000  Tetra Technologies, Inc.*..........................................................    1,461,250
            19,500  Thermo Remediation, Inc............................................................      204,750
                                                                                                         -----------
                                                                                                           8,381,000
                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                           MARKET
      SHARES                                                                                                VALUE
------------------                                                                                       -----------
   PUBLISHING--5.5%
            45,000  Houghton Mifflin Company...........................................................    2,233,125
            34,200  John Wiley & Sons, Inc. Class "A"..................................................    1,047,375
            72,000  Waverly, Inc.......................................................................    2,016,000
            60,000  World Color Press, Inc.*...........................................................    1,342,500
                                                                                                         -----------
                                                                                                           6,639,000
                                                                                                         -----------
   REAL ESTATE INVESTMENT TRUST--6.0%
           123,000  Alexander Haagen Properties, Inc...................................................    1,814,250
            25,000  Innkeepers USA Trust...............................................................      293,750
           100,000  LTC Properties, Inc................................................................    1,700,000
            80,000  Meridian Industrial Trust, Inc.....................................................    1,400,000
            20,000  Mid-America Apartment Communities, Inc.............................................      507,500
            40,000  Nationwide Health Properties, Inc..................................................      900,000
            25,000  Public Storage, Inc................................................................      575,000
                                                                                                         -----------
                                                                                                           7,190,500
                                                                                                         -----------
   RETAIL STORES--3.8%
            70,000  Claire's Stores Inc................................................................    1,190,000
            45,000  Cole National Corporation, Class "A"*..............................................    1,063,125
            80,000  Eckerd Corporation*................................................................    2,220,000
            25,000  Specialty Catalog Corporation*.....................................................      162,500
                                                                                                         -----------
                                                                                                           4,635,625
                                                                                                         -----------
   SECURITIES--2.1%
            55,000  Legg Mason, Inc....................................................................    1,773,750
            55,000  Southwest Securities Group, Inc.*..................................................      687,500
                                                                                                         -----------
                                                                                                           2,461,250
                                                                                                         -----------
   SERVICES--3.9%
           100,000  Forensic Technologies International Corporation*...................................    1,000,000
            25,000  Holmes Protection Group, Inc.*.....................................................      303,125
            50,000  Interim Services, Inc.*............................................................    2,000,000
            20,000  PHH Corporation....................................................................      595,000
            25,000  Stewart Enterprises, Inc., Class "A"...............................................      856,250
                                                                                                         -----------
                                                                                                           4,754,375
                                                                                                         -----------
   TELECOMMUNICATIONS--1.2%
            23,000  C-Tec Corporation*.................................................................      560,625
            50,200  RMH Teleservices, Inc.*............................................................      370,225
           127,000  Syntellect, Inc.*..................................................................      571,500
                                                                                                         -----------
                                                                                                           1,502,350
                                                                                                         -----------
   TEXTILES--0.4%
            30,000  Kellwood Company...................................................................      540,000
                                                                                                         -----------
Total common stocks (cost $92,081,723).................................................................  114,070,517
                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
                                  (CONTINUED)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                  MATURITY     MARKET
      AMOUNT                                                                                     DATE       VALUE
------------------                                                                             --------  ------------
CONVERTIBLE BONDS--1.1%(A)
   HEALTH CARE CENTERS--1.0%
          $750,000  Assisted Living Concepts, 7.0%...........................................  07/31/05  $    854,115
           500,000  Sterling House Corporation, 6.75%........................................  06/30/06       412,500
                                                                                                         ------------
                                                                                                            1,266,615
                                                                                                         ------------
   REAL ESTATE INVESTMENT TRUST--0.1%
           155,000  LTC Properties, 8.25%....................................................  07/01/01       154,912
                                                                                                         ------------
Total convertible bonds (cost $1,350,000)..............................................................     1,421,527
                                                                                                         ------------
REPURCHASE AGREEMENT--3.5%(A)
----------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 1996, @ 5.45%, to be repurchased at $4,205,637 on November 1, 1996, (collateralized by $4,244,273 United States Treasury
Notes, 8.5%, due February 15, 2020 with a market value $4,307,871, including interest) (cost
$4,205,000)..........................................................................................       4,205,000
                                                                                                         ------------
TOTAL INVESTMENT PORTFOLIO (cost $97,636,723)(b) 99.1%(a)..............................................   119,697,044
OTHER ASSETS AND LIABILITIES 0.9%(a)...................................................................     1,081,824
                                                                                                         ------------
NET ASSETS, 100.0%.....................................................................................  $120,778,868
                                                                                                         ============

------------------

  * Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is $97,948,476. Market value includes net unrealized appreciation of $21,748,568, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $25,667,826 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,919,258.
(c) Convertible Preferred.
(d) Private placement securities are fair valued by the Board of Trustees.
(e) Cypress Bioscience, Inc., consists of 25,000 units. Each unit consists of two shares of common stock and one warrant.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $97,636,723) (Note 1).....................                 $119,697,044
Cash....................................................................................                          408
Receivables:
  Investments sold......................................................................                    1,658,401
  Fund shares sold......................................................................                      687,744
  Dividends and interest................................................................                       44,915
Deferred organization expenses (Note 1).................................................                       15,000
Deferred state registration expenses (Note 1)...........................................                        9,246
Prepaid insurance.......................................................................                        2,435
                                                                                                         ------------
        Total assets....................................................................                  122,115,193
Liabilities
Payables (Note 4):
  Investments purchased.................................................................  $  951,795
  Fund shares redeemed..................................................................     160,435
  Accrued management fee................................................................      87,985
  Accrued distribution fee..............................................................      41,611
  Other accrued expenses................................................................      94,499
                                                                                          ----------
        Total liabilities...............................................................                    1,336,325
                                                                                                         ------------
Net assets, at market value.............................................................                 $120,778,868
                                                                                                          ===========
Net Assets
Net assets consist of:
  Paid-in capital.......................................................................                 $ 89,120,060
  Accumulated net realized gain (Note 1)................................................                    9,598,487
  Net unrealized appreciation on investments............................................                   22,060,321
                                                                                                         ------------
Net assets, at market value.............................................................                 $120,778,868
                                                                                                          ===========
Class A Shares
Net asset value and redemption price per share ($95,809,845 divided by 3,978,995 shares
  of beneficial interest outstanding, no par value) (Notes 1 and 2).....................                       $24.08
                                                                                                          ===========
Maximum offering price per share (100/95.25 of $24.08)..................................                       $25.28
                                                                                                          ===========
Class C Shares
Net asset value and offering price per share ($24,969,023 divided by 1,047,546 shares of
  beneficial interest outstanding, no par value) (Notes 1 and 2)........................                       $23.84
                                                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

Investment Income
Income:
  Dividends................................................................................               $   721,777
  Interest.................................................................................                   401,205
                                                                                                          -----------
        Total income.......................................................................                 1,122,982
Expenses (Notes 1 and 4):
  Management fee...........................................................................  $827,233
  Distribution fee (Class A Shares)........................................................   197,076
  Distribution fee (Class C Shares)........................................................   146,179
  Custodian/Fund accounting fees...........................................................    66,633
  Shareholder servicing fees...............................................................    65,883
  Professional fees........................................................................    38,550
  Amortization of state registration expenses..............................................    26,827
  Reports to shareholders..................................................................    21,234
  Federal registration fees................................................................    11,850
  Amortization of organization expenses....................................................    10,000
  Insurance................................................................................     6,014
  Trustees' fees and expenses..............................................................     4,869
  Other....................................................................................       254
                                                                                             --------
        Total expenses.....................................................................                 1,422,602
                                                                                                          -----------
Net investment loss........................................................................                  (299,620)
                                                                                                          -----------
Realized and Unrealized Gain on Investments
Net realized gain from investment transactions.............................................                10,012,029
Net increase in unrealized appreciation of investments during the year.....................                13,069,090
                                                                                                          -----------
        Net gain on investments............................................................                23,081,119
                                                                                                          -----------
Net increase in net assets resulting from operations.......................................               $22,781,499
                                                                                                           ==========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          FOR THE YEARS ENDED
                                                                                 -------------------------------------
                                                                                 OCTOBER 31, 1996     OCTOBER 31, 1995
                                                                                 ----------------     ----------------
Increase in net assets:
Operations:
  Net investment income (loss)...............................................      $   (299,620)        $     64,614
  Net realized gain from investment transactions.............................        10,012,029            2,899,946
  Net increase in unrealized appreciation of investments during the year.....        13,069,090            6,857,583
                                                                                 ----------------     ----------------
  Net increase in net assets resulting from operations.......................        22,781,499            9,822,143
Distributions to shareholders from:
  Net investment income Class A Shares ($.01 and $.01 per share,
    respectively)............................................................           (35,074)             (33,618)
  Net realized gains Class A Shares ($.84 and $.97 per share,
    respectively)............................................................        (2,610,402)          (2,501,284)
  Net realized gains Class C Shares ($.84 per share).........................          (286,911)                  --
Increase in net assets from Fund share transactions (Note 2).................        39,103,703           13,014,458
                                                                                 ----------------     ----------------
Increase in net assets.......................................................        58,952,815           20,301,699
Net assets, beginning of year................................................        61,826,053           41,524,354
                                                                                 ----------------     ----------------
Net assets, end of year......................................................      $120,778,868         $ 61,826,053
                                                                                 ===============      ===============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                          CLASS C SHARES
                                                                            CLASS A SHARES                FOR THE PERIODS
                                                                         FOR THE PERIODS ENDED                 ENDED
                                                                              OCTOBER 31                    OCTOBER 31,
                                                                   ---------------------------------     -----------------
                                                                   1996*     1995     1994    1993+      1996*      1995++
                                                                   ------   ------   ------   ------     ------     ------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........................  $18.86   $16.20   $15.57   $14.29     $18.79     $15.67
                                                                   ------   ------   ------   ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)................................    (.05)     .02     (.01)    (.01)      (.22)     (.02)
  Net realized and unrealized gain on investments................    6.11     3.62      .64     1.29       6.11      3.14
                                                                   ------   ------   ------   ------     ------     ------
Total from investment operations.................................    6.07     3.64      .63     1.28       5.89      3.12
                                                                   ------   ------   ------   ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from net investment income...........................    (.01)    (.01)      --       --         --        --
  Distributions from net realized gains..........................    (.85)    (.97)      --       --       (.84)       --
                                                                   ------   ------   ------   ------     ------     ------
  Total Distributions............................................    (.85)    (.98)      --       --       (.84)       --
                                                                   ------   ------   ------   ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD...............................  $24.08   $18.86   $16.20   $15.57     $23.84     $18.79
                                                                   ======   ======   ======   ======     ======     ======
TOTAL RETURN (%)(C)..............................................   33.18    23.97     4.05     8.96      32.22     19.91
RATIOS (%)/SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average daily net
    assets(a)....................................................    1.41     1.88     1.91     2.00(b)    2.13      2.36 (b)
  Ratio of net investment income (loss) to average daily net
    assets.......................................................    (.21)     .15     (.07)    (.15)(b)   (.94)     (.46) (b)
  Portfolio turnover rate........................................      80       89       95       97(b)      80        89
  Average commission rate on portfolio transactions..............  $.0637       --       --       --     $.0637        --
  Net assets, end of period ($ millions).........................      96       57       42       40         25         4

---------------
  * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
 + For the period May 7, 1993 (commencement of operations) to October 31, 1993. ++ For the period April 3, 1995 (commencement of Class C Shares) to October 31,
    1995.
(a) Excludes management fees waived by the Manager in fiscal 1993 of less than $.01 per share. The operating expense ratio including such items would have been 2.09% (annualized). The year 1994 includes previously waived management fees paid to the Manager of less than $.01 per share.
(b) Annualized.
(c) Does not reflect the imposition of a sales charge. Not annualized for fiscal 1993 for Class A Shares and fiscal 1995 for Class C Shares.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in four series, the Small Cap Stock Fund (the "Fund"), the Value Equity Fund, the Growth Equity Fund and the Eagle International Equity Portfolio. The Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization that the Fund's investment subadvisers believe are undervalued and therefore offer above-average potential for long-term capital appreciation. The Fund currently offers Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The financial statements for the Value Equity Fund, Growth Equity Fund and Eagle International Equity Portfolio are presented separately. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Net Realized Gains. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax purposes.

        Expenses: The Fund is charged for those expenses which are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are allocated proportionately among the funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At October 31, 1996, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A Shares of the Fund during the years ended October 31, 1996 and 1995, were as follows:

                                                                                  FOR THE YEARS ENDED
                                                              ------------------------------------------------------------
                                                                   OCTOBER 31, 1996                 OCTOBER 31, 1995
                                                              --------------------------       ---------------------------
                           CLASS A SHARES                      SHARES          AMOUNT            SHARES          AMOUNT
        ----------------------------------------------------  ---------     ------------       ----------     ------------
        Shares sold.........................................  1,691,124     $ 38,648,805          984,286     $ 17,529,467
        Shares issued on reinvestment of distributions......    121,498        2,404,449          160,682        2,431,113
        Shares redeemed.....................................   (878,130)     (20,167,883)        (664,339)     (11,260,584)
                                                              ---------     ------------       ----------     ------------
        Net increase........................................    934,492     $ 20,885,371          480,629     $  8,699,996
                                                                             ===========                       ===========
        Shares outstanding:
          Beginning of year.................................  3,044,503                         2,563,874
                                                              ---------                        ----------
          End of year.......................................  3,978,995                         3,044,503
                                                               ========                         =========

       Transactions in Class C Shares of the Fund during the year ended October 31, 1996 and from April 3, 1995 (commencement of Class C Shares) to October 31, 1995 were as follows:

                                                                                                     FOR THE PERIOD
                                                                                                      APRIL 3, 1995
                                                                                                    (COMMENCEMENT OF
                                                                  FOR THE YEAR ENDED               CLASS C SHARES) TO
                                                                   OCTOBER 31, 1996                 OCTOBER 31, 1995
                                                              --------------------------       ---------------------------
                           CLASS C SHARES                      SHARES          AMOUNT            SHARES          AMOUNT
        ----------------------------------------------------  ---------     ------------       ----------     ------------
        Shares sold.........................................    960,949     $ 21,587,317          234,197     $  4,319,728
        Shares issued on reinvestment of distributions......     14,285          281,141               --               --
        Shares redeemed.....................................   (161,609)      (3,650,126)            (276)          (5,266)
                                                              ---------     ------------       ----------     ------------
        Net increase........................................    813,625     $ 18,218,332          233,921     $  4,314,462
                                                                             ===========                       ===========
        Shares outstanding:
          Beginning of period...............................    233,921                                --
                                                              ---------                        ----------
          End of period.....................................  1,047,546                           233,921
                                                               ========                         =========

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended October 31, 1996, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) aggregated $105,169,242 and $69,813,957, respectively. Agency brokerage commissions for the same period aggregated $297,557, of which $59,591 was paid to Raymond James & Associates, Inc.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. ( the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets and .75% of any excess over $50,000,000 of such assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. The Manager has voluntarily agreed to waive its fee and if necessary, reimburse the Fund to the extent that Fund operating expenses exceed 2.00% for Class A Shares (2.75% for Class C Shares effective April 3, 1995) on an annual basis of the Fund's average daily net assets. Effective March 1, 1996, the Manager has voluntarily agreed to waive its fee and if necessary reimburse the Fund to the extent that Fund operating expenses exceed 1.80% for Class A Shares and 2.55% for Class C Shares on an annual basis of the Fund's average daily net assets. No fees were waived and no expenses were reimbursed for the year ended October 31, 1996.

        The Manager has entered into agreements with Awad & Associates, Inc., a division of Raymond James & Associates, Inc., and Eagle Asset Management, Inc. (the "Subadvisers") for the Subadvisers to provide to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of October 31, 1996 was $26,000. In addition, the Manager performs Fund Accounting services and charged $38,378 during the current year of which $13,037 was payable as of October 31, 1996.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $732,479 in front end sales charges and $17,554 in contingent deferred sales charges for the twelve months ended October 31, 1996. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

        Pursuant to the Class A Share Distribution plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to 0.35% of average daily net assets for services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets for Class A Shares. Under the Class C Distribution Plan the Fund may pay the Distributer a fee equal to 1.00% of the average daily net assets. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the year $197,076 and $146,179 were paid for distribution fees for Class A Shares and Class C Shares, respectively. The Manager, the Subadvisers, and the Distributor are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an interested person of the Manager receives an annual fee of $8,000, an additional fee of $2,000 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES. For the year ended October 31, 1996, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited accumulated net realized loss on investments $303,698 and debited paid-in capital $18,962 and accumulated net realized gain $284,736.

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Series Trust-Small Cap Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust-Small Cap Stock Fund (the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended October 31, 1995, including the financial highlights for each of the periods indicated, were audited by other independent accountants whose report dated December 22, 1995 expressed an unqualified opinion on those statements.

/s/ Price Waterhouse LLP
---------------------------------------------------------
PRICE WATERHOUSE LLP
Tampa, Florida

December 16, 1996

--------------------------------------------------------------------------------
                         1996 FEDERAL INCOME TAX NOTICE
                                  (UNAUDITED)
--------------------------------------------------------------------------------

     Of the $2,897,313 in capital gain distributions for the year ended October 31, 1996, the Fund has designated $1,325,312 as net long-term capital gains on a tax basis. During the year ended October 31, 1996, 14% of the income dividends qualified for the dividend received deduction available to corporations.

HERITAGE SERIES TRUST-SMALL CAP STOCK FUND is a member of the Heritage family of mutual funds. Other investment alternatives available to you from Heritage include:

           [ ] HERITAGE CASH TRUST
                    MONEY MARKET FUND
                    MUNICIPAL MONEY MARKET FUND
           [ ] HERITAGE CAPITAL APPRECIATION TRUST
           [ ] HERITAGE INCOME-GROWTH TRUST
           [ ] HERITAGE INCOME TRUST
                    HIGH YIELD BOND FUND
                    INTERMEDIATE GOVERNMENT FUND
           [ ] HERITAGE SERIES TRUST
                    EAGLE INTERNATIONAL EQUITY PORTFOLIO
                    GROWTH EQUITY FUND
                    VALUE EQUITY FUND
           [ ] HERITAGE U.S. GOVERNMENT INCOME FUND
                    (A CLOSED-END FUND THAT TRADES ON THE
                    NEW YORK STOCK EXCHANGE)

We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these mutual funds, please contact your account executive. Please read the Prospectus carefully before you invest in any of the funds.

Heritage Series Trust-Small Cap Stock Fund
P.O. Box 33022
St. Petersburg, FL 33733
------------------------------------------

Address Change Requested

                 [LOGO]
                HERITAGE
------------------------------------------
             SERIES TRUST(TM)
------------------------------------------

           Small Cap Stock Fund

------------------------------------------
A mutual fund
------------------------------------------
seeking long-term
------------------------------------------
capital appreciation
------------------------------------------

------------------------------------------

------------------------------------------

ANNUAL REPORT
and Investment Performance
Review for the Year Ended
OCTOBER 31, 1996






A member of the Heritage Family of Mutual Funds(TM)



This report is for the information of shareholders of Heritage Series Trust-Small Cap Stock Fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

15M 12/96 (RECYCLE LOGO) Printed on recycled paper.